UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2023

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Water Street SE		20003
Washington	DC
(Address of principal executive offices)		(Zip Code)
(202) 869-9150
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 7.01	Regulation FD Disclosure
On May 24, 2023, Xylem Inc. (the “Company”) completed the acquisition of Evoqua Water Technologies Corp. (“Evoqua”). Beginning the second quarter of 2023, the Company’s reportable segments included legacy Evoqua’s Integrated Solutions and Services (“ISS”) segment as a new and fourth reportable segment.

Effective January 1, 2024, the Company will unify Xylem’s legacy dewatering and assessment services businesses with the ISS segment. This organizational redesign will create a services platform that the Company believes will deliver a unified customer experience and accelerate the growth of its services offerings.

Accordingly, beginning with the first quarter of 2024, the Company’s reportable segments will change:

•the Company will report the financial position and results of operations of its ISS, dewatering and assessment services businesses in a new segment referred to as Water Solutions and Services;
•the Company’s Water Infrastructure reportable segment will no longer include the results of the dewatering business; and
•the Company’s Measurement and Control Solutions reportable segment will no longer include the results of the assessment services business.

The Company's Applied Water reportable segment will remain unchanged.

Xylem will discuss the new segment during its fourth quarter and full-year earnings conference call on February 6. For information purposes and to provide investors with historical information on a basis consistent with its new reporting structure, the Company will provide certain recast financial information for affected reportable segments following the filing of its 2023 Annual Report on Form 10-K. The changes will have no impact on the Company’s historical consolidated financial position or results of operations and the recast financial information will not represent a restatement of previously issued financial statements.

The information furnished pursuant to this Item 7.01 and the related press release attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This filing contains “forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” "contemplate," "predict," “forecast,” “likely,” “believe,” “target,” “will,” “could,” “would,” “should,” "potential," "may" and similar expressions or their negative, may, but are not necessary to, identify forward-looking statements. By their nature, forward-looking statements address uncertain matters and include any statements that: are not historical, such as statements about our strategy, financial plans, outlook, objectives, plans, intentions or goals (including those related to our social, environmental and other sustainability goals); or address possible or future results of operations or financial performance, including statements relating to orders, revenues, operating margins and earnings per share growth.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties, many of which are beyond our control. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in or implied by our forward-looking statements include, among others, factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in subsequent filings we make with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Xylem Inc. on December 13, 2023.
104.0	The cover page from Xylem Inc.'s Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: December 13, 2023	By:	/s/ William K. Grogan
William K. Grogan
Senior Vice President & Chief Financial Officer (Authorized Officer of Registrant)